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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 4, 2003



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



          California                  File No. 0-19231           68-0166366
          ----------                  ----------------           ----------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer)
 Incorporated or organization)                               Identification No.)



   111 Santa Rosa Avenue, Santa Rosa, California                 95404-4905
   ---------------------------------------------                 ----------
     (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800
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Item 5.  Other Events

Press release for the following (article attached):

     Redwood Empire Bancorp announces partial completion of its current stock repurchase plan and authorizes an additional 331,000 share repurchase.










                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:      8-4-03                    REDWOOD EMPIRE BANCORP
       ---------------               ----------------------
                                            (Registrant)



                                     By: /s/ James E. Beckwith
                                         -----------------------------------
                                         James E. Beckwith
                                         Executive Vice President and
                                         Chief Operating Officer

                                        FOR: REDWOOD EMPIRE BANCORP

                                APPROVED BY: James Beckwith
                                             EVP/Chief Operating Officer
                                             (707) 522-5215

For Immediate Release


               REDWOOD EMPIRE BANCORP ANNOUNCES PARTIAL COMPLETION
                      OF ITS CURRENT STOCK REPURCHASE PLAN
              AND AUTHORIZES AN ADDITIONAL 331,000 SHARE REPURCHASE

SANTA ROSA, Calif. (August 1, 2003) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that it has repurchased 339,403 common shares of its current authorization of 355,500 common shares at an average price of $29.42 per share.

         In addition, the Board of Directors has authorized an additional repurchase of 331,000 common shares, which represents approximately 10% of the shares currently outstanding. "Share repurchases represent one of the tools available to manage the company's capital level," said James Beckwith, Redwood's Executive Vice-President and Chief Operating Officer. "Our strong earnings have provided the capital to support internal growth, share repurchases and cash dividends. We believe our repurchase activity has benefited our shareholders in many ways."

         The repurchases will be made from time to time by the Company in the open market as conditions allow. All such transactions will be structured to comply with Securities and Exchange Commission rules and all shares repurchased under this program will be retired. The number, price and timing of the repurchases shall be at the Company's sole discretion and the program may be re-evaluated depending on market conditions, liquidity needs or other factors. The Board of Directors, based on such re-evaluations, may suspend, terminate, modify or cancel the program at any time without notice.

         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

         The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.

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